UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2024 (October 31, 2024)

CUBESMART

CUBESMART, L.P.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern,
Pennsylvania
19355
(Address of Principal
Executive Offices)

(610) 535-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, $0.01 par value per share, of CubeSmart	CUBE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company (CubeSmart) ☐

Emerging Growth Company (CubeSmart, L.P.) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

CubeSmart ☐

CubeSmart, L.P. ☐

Item 2.02    Results of Operations and Financial Condition.

On October 31, 2024, CubeSmart (the “Company”) announced its financial results for the three and nine months ended September 30, 2024. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure.

The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The Company believes that certain statements in the information attached as Exhibit 99.1 may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s views and assumptions regarding future events and business performance as of the time the statements are made. Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s filings with the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits. The following exhibits are being furnished herewith to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	CubeSmart Earnings Press Release, dated October 31, 2024, announcing the financial results for the three and nine months ended September 30, 2024.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer
Date: November 1, 2024

CUBESMART, L.P.

By CUBESMART, its general partner

	By:	/s/ Timothy M. Martin
	Name:	Timothy M. Martin
	Title:	Chief Financial Officer

Date: November 1, 2024

EXHIBIT INDEX

Exhibit No.	Description
99.1	CubeSmart Earnings Press Release, dated October 31, 2024, announcing the financial results for the three and nine months ended September 30, 2024.

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

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